UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Third Amendment to Credit Agreement

On July 11, 2023, Greystone Housing Impact Investors LP (the “Partnership”) entered into a Third Amendment to Credit Agreement and Annex A to Third Amendment (collectively, the “Third Amendment”), with BankUnited, N.A. and Bankers Trust Company (collectively, the “Lenders”), and the sole lead arranger and administrative agent, BankUnited, N.A. (the “Administrative Agent”) which modifies certain provisions of the Credit Agreement dated June 11, 2021, as amended by the First Amendment to Credit Agreement dated November 30, 2021 (the “First Amendment”) and the Second Amendment to Credit Agreement dated June 9, 2023 (the “Second Amendment”, and collectively with the Credit Agreement, the First Amendment, and the Third Amendment, the “Amended Credit Agreement”). The Partnership paid to the Lenders a commitment fee totaling $160,000 at closing of the Third Amendment. In addition, the Partnership paid the Administrative Agent a $60,000 arrangement fee and a $10,000 administrative fee at closing of the Third Amendment.

The following items are the material amendments to the Amended Credit Agreement accomplished by the Third Amendment. Capitalized terms not defined herein are defined in the Amended Credit Agreement.

•
The modification of the definition of Eligible Encumbered Assets to include Equity Partnership Investments, Senior Housing Investments, and Other Senior Real Estate Investments, provided that (i) Equity Partnership Investments and Other Senior Real Estate Investments shall comprise no less than 85% of the Partnership’s total portfolio value and (ii) Senior Housing Investments shall comprise no more than 15% of the Partnership’s total portfolio value.
•
The modification of the definition of the Borrowing Base to an amount equal to the product of (i) 35% multiplied by (ii) the aggregate value of the Eligible Encumbered Assets consisting of Equity Partnership Investments, Other Senior Real Estate Investments, and Senior Housing Investments, including 100% of the Partnership’s capital contributions to the Portfolio Companies solely to the extent that (x) as to each Portfolio Company, the ratio of (A) the Portfolio Company Indebtedness to (B) the stabilized value of the real property investment held by the Portfolio Company does not exceed eighty percent 80%, and (y) as to the aggregate of Portfolio Companies, the ratio of (A) the Portfolio Company Indebtedness to (B) the stabilized value of the real property investment held by the Portfolio Companies does not exceed sixty-seven percent 67%.
•
The removal of the requirement in Section 6.4(a) that the Designated Account maintain at all times a balance in an amount no less than $5,000,000.
•
The addition of Section 2.11 whereby the Partnership may request an increase in the Commitments (each such increase, an “Incremental Commitment”) by an aggregate amount (for all such requests) not exceeding $20,000,000; provided that any such request for an increase shall be in a minimum amount of $5,000,000 (or such lesser amount as may be determined by the Administrative Agent) and (ii) the Partnership shall make no more than three requests for Incremental Commitments. The conditions to effectiveness of an Incremental Commitment are, among other items, no default or event of default having occurred and be continuing; written consent of the Administrative Agent to be given or withheld in its sole and absolute discretion; if new Lenders are added, one or more joinder agreements providing for the Incremental Commitments; the Partnership shall have paid to the Administrative Agent, Sole Lead Arranger, and each Incremental Lender, the fees due and payable and as set forth in each Fee Letter, including without limitation, the Incremental Commitment Fee and all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the Incremental Commitment; the Partnership shall have executed and delivered to the Administrative Agent Notes (which may be replacement Notes, as applicable) reflecting the Incremental Commitment; and the Administrative Agent shall have received such legal opinions and other documents reasonably requested by the Administrative Agent in connection with the Incremental Commitment.
•
The modification of the Initial Maturity Date to June 12, 2025.
•
The modification of the Interest Rate Spread to 3.50% per annum for SOFR Rate Loans and 2.50% per annum for Base Rate Loans.
•
The removal of references to LIBOR and various related terms.
•
The modification of the unused commitment fee to be equal to 0.10% (computed on the basis of a 360-day year, actual days elapsed) on the average daily unused amount of the Revolving Credit Maximum if the average unused portion of the Revolving Credit Maximum is more than 50% of the aggregate Revolving Credit Maximum and 0.25% if the average unused portion of the Revolving Credit Maximum is 50% or less of the Revolving Credit Maximum.
•
The modification of Section 7.1(b) such that (so long as, with respect to any renewed, extended, or refinanced revolving credit facility, the maximum principal availability does not exceed the maximum principal as of the date of the Third Amendment and so long as, with respect to any term Indebtedness, the amount of such refinanced term Indebtedness does not exceed the original principal amount thereof unless (i) with respect to the Vantage Portfolio Companies, proceeds of such additional term Indebtedness are used to make distributions to ATAX Vantage Holdings, and (ii) with respect to other Portfolio Companies, at least 50% of the proceeds of such of additional term Indebtedness are used to make distributions to ATAX Freestone Holdings LLC, ATAX Great Hill Holdings LLC, and/or ATAX Senior Housing Holdings I LLC.
•
The modification of Section 7.1(d) such that limited guaranties of Portfolio Company Indebtedness shall not exceed $75,000,000.
•
The modification of Section 7.15(b) to require that the Partnership shall maintain (i) a Minimum Consolidated Liquidity of not less than (1) $5,000,000 until an Incremental Commitment Effective Date, and (2) following each Incremental Commitment Effective Date, $5,000,000 plus an additional pro rata amount equivalent to $625,000 for each $5,000,000 of additional Commitments provided (e.g., in the event that Incremental Commitments are provided in an aggregate amount of $20,000,000, then the Minimum Consolidated Liquidity shall be $7,500,000) and (ii) a Minimum Consolidated Tangible Net Worth of not less than $200,000,000.
•
The removal of Section 7.15(c) regarding notification of certain changes in the Partnership’s Tangible Net Worth in its entirety.

Second Amended and Restated Guaranty

On July 11, 2023, an affiliate of the Partnership, Greystone Select Incorporated (“Greystone Select”), entered into a Second Amended and Restated Guaranty with the Administrative Agent (the “Amended Guaranty”) that replaces the First Amended and Restated Guaranty dated November 30, 2011 in its entirety. The Amended Guaranty is enforceable upon the occurrence of (i) an event of default; (ii) the Administrative Agent taking certain actions in relation to the collateral pledged under the Amended Credit Agreement; and (iii) the amounts due under the Amended Credit Agreement are not collected within a certain period of time after the commencement of such actions. The Partnership has an indirect interest in the Amended Guaranty but is not a party to the Amended Guaranty. Greystone Select is subject to financial covenants under the Amended Guaranty related to minimum consolidated liquidity and minimum consolidated total net worth. The material changes in the Amended Guaranty consisted of changes to certain financial covenants of Greystone Select and the addition of cure rights for Greystone Select under certain circumstances.

The foregoing description of the Third Amendment and the Amended Guaranty are a summary and are qualified in their entirety by reference to the full text of the Third Amendment, a copy of which is attached as Exhibit 10.1, and the Amended Guaranty, a copy of which is attached as Exhibit 10.2 and are incorporated by reference herein.

The full text of the Credit Agreement is included within Annex A of the Third Amendment. In addition, the full text of the original credit agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on June 14, 2021; the First Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on December 6, 2021; Second Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on June 15, 2023; and two related Notes, which were attached as Exhibits 10.3 and 10.4 to the Current Report on Form 8-K filed by the Partnership with the SEC on June 14, 2021, are incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information included in Item 1.01 above with respect to the replacement of the First Amended and Restated Guaranty dated November 30, 2011 with the Amended Guaranty is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: defaults on the mortgage loans securing our mortgage revenue bonds and governmental issuer loans; the competitive environment in which the Partnership operates; risks associated with investing in multifamily, student, senior citizen residential properties and commercial properties; general economic, geopolitical, and financial conditions, including the current and future impact of changing interest rates, inflation, and international conflicts, on business operations, employment, and financial conditions; current financial conditions within the banking industry, including the effects of recent failures of financial institutions, liquidity levels, and responses by the Federal Reserve, Department of the Treasury, and the Federal Deposit Insurance Corporation to address these issues; uncertain conditions within the domestic and international macroeconomic environment, including monetary and fiscal policy and conditions in the investment, credit, interest rate, and derivatives markets; adverse reactions in U.S. financial markets related to actions of foreign central banks or the economic performance of foreign economies, including in particular China, Japan, the European Union, and the United Kingdom; the general condition of the real estate markets in the regions in which we operate, which may be unfavorably impacted by increases in mortgage interest rates, slowing economic growth, persistent elevated inflation levels, and other factors; changes in interest rates and credit spreads, as well as the success of any hedging strategies the Partnership may undertake in relation to such changes, and the effect such changes may have on the relative spreads between the yield on investments and cost of financing; persistent inflationary trends, spurred by multiple factors including expansionary monetary and fiscal policy, higher commodity prices, a tight labor market, and low residential vacancy rates, which may result in further interest rate increases and lead to increased market volatility; the Partnership’s ability to access debt and equity capital to finance its assets; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; exercising of redemption rights by the holders of the Series A Preferred Units; local, regional, national and international economic and credit market conditions; recapture of previously issued Low Income Housing Tax Credits in accordance with Section 42 of the Internal Revenue Code; geographic concentration of properties related to investments held by the Partnership; changes in the U.S. corporate tax code and other government regulations affecting the Partnership’s business; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Third Amendment to Credit Agreement dated July 11, 2023 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent.
10.2	Second Amended and Restated Guaranty dated July 11, 2023 between Greystone Select Incorporated and BankUnited, N.A.
10.3

Credit Agreement dated June 11, 2021 between America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP), the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on June 14, 2021).

10.4

First Amendment to Credit Agreement dated November 30, 2021 between America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP), the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on December 6, 2021).

10.5

Second Amendment to Credit Agreement dated June 9, 2023 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on June 15, 2023).

10.6

Note dated June 11, 2021 between America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP) and payable to BankUnited, N.A. (incorporated herein by reference to Exhibit 10.2 to Form 8-K (No. 000-24843), filed by the Partnership on June 14, 2021).

10.7

Note dated June 11, 2021 between America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP) and payable to Bankers Trust Company (incorporated herein by reference to Exhibit 10.3 to Form 8-K (No. 000-24843), filed by the Partnership on June 14, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	July 17, 2023	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer